April 30, 2014
Supplemental Financial Information Presentation
Q1 2014
Information is as of March 31, 2014 except as otherwise noted.
It should not be assumed that investments made in the future will be profitable or will equal the performance of investments in this document.
Exhibit 99.2

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Legal Disclaimer
We make forward-looking statements in this presentation and other filings we make with the SEC within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives. When we use the words “believe,”
“expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, we intend to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: our business and investment strategy; our operating results; our ability to obtain and maintain financing arrangements; the return on equity, the yield on investments and risks associated with investing in real estate assets, including changes in business conditions and the general economy.
The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us.
Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. Some of these factors are described under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” as
included in ARI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and other periodic reports filed with the Securities and Exchange Commission. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us.
Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers.
Apollo makes no representation or warranty, expressed or implied, with respect to the accuracy, reasonableness or completeness of such information.
Past performance is not indicative nor a guarantee of future returns.
Index performance and yield data are shown for illustrative purposes only and have limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors (such as number and types of securities). Indices are unmanaged, do not charge any fees or expenses, assume reinvestment of income and do not employ special investment techniques such as leveraging or short selling.  No such index is indicative of the future results of any investment by ARI.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Apollo Commercial Real Estate Finance, Inc.
2014 First Quarter Earnings Call
April 30, 2014
Stuart Rothstein
Chief Executive Officer and President
Scott Weiner
Chief Investment Officer of the Manager
Megan Gaul
Chief Financial Officer, Treasurer and Secretary
Hilary Ginsberg
Investor Relations Manager

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Financial Summary
Income Statement March 31, 2014 March 31, 2013 % Change
21,160 $        18,135 $              16.7%
(1,757) $        (1,068) $               64.5%
Net interest income (in thousands)
19,403 $        17,067 $              13.7%
Operating earnings (in thousands)
13,991 $        11,963 $              17.0%
0.37 $           0.39 $                  -5.1%
37,341,050     30,480,689          22.5%
Balance sheet March 31, 2014 December 31, 2013 % Change
843,669 $      848,761 $            -0.6%
706,802 $      676,855 $            4.4%
Common stockholders equity (in thousands)
601,662 $      596,706 $            0.8%
86,250 $        86,250 $              -
166,994 $      202,033 $            -17.3%
Convertible senior notes (in thousands)
139,163 $      - $                   100.0%
0.5x 0.4x
5.1x 5.3x
Three Months Ended
Interest income (in thousands)
Interest expense (in thousands)
Operating earnings per share
(1)
Diluted weighted average shares of common
stock outstanding
Investments at amortized cost (in thousands)
Net equity in investments at cost (in thousands
Preferred stockholders equity (in thousands)
Debt to common equity
Outstanding borrowings (in thousands)
Fixed charge coverage
(2)
)
(1)
Operating Earnings is a non-GAAP financial measure that is used by the Company to approximate cash available for distribution and is defined by the Company as net income available to common stockholders, computed in accordance with
GAAP, adjusted for (i) equity-based  compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding)  (ii) any unrealized gains or losses or other non-cash items included in net income and (iii) the non-cash amortization expense related to the reclassification of a portion of the senior convertible notes to stockholders’ equity in accordance with GAAP. Please see slide 20 for a reconciliation of Operating Earnings and Operating Earnings per Share to GAAP net income and GAAP net income per share.
(2)
Fixed charge coverage is EBITDA divided by interest expense plus the preferred stock dividends.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Historical Financial Overview
Operating Earnings ($000s)
(1)
Net Interest Income ($000s)
Dividends per Common Share
Operating Earnings per Share
(1)
(1)
Operating Earnings is a non-GAAP financial measure that is used by the Company to approximate cash available for distribution and is defined by the Company as net income available to common stockholders, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding) (ii) any unrealized gains or losses or other non-cash items included in net income and (iii) the non-cash amortization expense related to the reclassification of a portion of the senior convertible notes to stockholders’ equity in accordance with GAAP.  Please see slide 20 for a reconciliation of Operating Earnings and Operating Earnings per Share to GAAP net income and GAAP net income per share.
$13,830
$28,054
$33,914
$51,443
$13,991
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
2010 2011 2012 2013 Q1 2014
$1.09
$1.44
$0.37
$0.00
$0.40
$0.80
$1.20
$1.60
$2.00
2010 2011 2012 2013 Q1 2014
$1.50
$1.60 $1.60
$1.60
$0.40
$0.00
$0.40
$0.80
$1.20
$1.60
$2.00
2010 2011 2012 2013 Q1 2014
$21,771
$38,464
$48,677
$73,107
$19,403
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
$70,000
$80,000
2010 2011 2012 2013 Q1 2014
$1.47
$1.50

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Q1 Highlights
Financial Results & Earnings Per Share
Operating Earnings for the quarter ended March 31, 2014 of $14.0 million, or $0.37 per diluted share of common stock
(1)
– Net interest income of $19.4 million for Q1 2014
– Total expenses of $4.0 million, comprised of management fees of $2.6 million, G&A of $1.0 million and equity-based compensation of $0.4 million
– GAAP net income available to common stockholders for the quarter ended March 31, 2014 of $15.7 million, or $0.42 per diluted share of common stock
Dividends
Declared a dividend of $0.40 per share of common stock for the quarter ended June 30, 2014
– 9.4% annualized dividend yield based on $17.04 closing price on April 28, 2014
Declared a dividend on the Company’s 8.625% Series A Cumulative Redeemable Perpetual Preferred Stock of
$0.5391 per share for stockholders of record on March 31, 2014
(1)
Operating Earnings is a non-GAAP financial measure that is used by the Company to approximate cash available for distribution and is defined by the Company as net income available to common stockholders, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding) (ii) any unrealized gains or losses or other non-cash items included in net income and (iii) the non-cash amortization expense related to the reclassification of a portion of the senior convertible
notes to stockholders’ equity in accordance with GAAP.   Please see slide 20 for a reconciliation of Operating Earnings and Operating Earnings per Share to GAAP net income and GAAP net income per share.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Q1 Highlights
Investment and Portfolio Activity
First Mortgage Loan – Maryland Condominium Development
$80 million floating rate first mortgage loan ($25 million of which was funded at closing) for the development of a 50-unit luxury condominium
Term – 30 months with a 6-month extension option
Underwritten loan-to-net-sellout (inclusive of cash held as collateral) – 68%
Underwritten  IRR
(1)
~ 15%
Loan Repayment
Principal repayment from a $15 million mezzanine loan secured by a hotel in New York City
Realized IRR ~ 14%
Capital Market Activity
Amendment of Wells Facility
Extended the maturity date for one year to March 2015 and lowered the interest rate to
LIBOR+80 basis points
(1)      The IRR for the investments shown in this presentation reflect the returns underwritten by ACREFI Management, LLC, the Company’s external manager (the “Manager”), calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assuming that extension options are exercised and that the cost of borrowings under the master repurchase agreement with Wells Fargo Bank, N.A. (the “Wells Facility”) remains constant over the remaining terms and extension terms under this facility.  With respect to certain loans, the IRR calculation assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, and assumes no defaults. IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. There can be no assurance that the actual IRRs will equal the underwritten IRRs shown above. See “Item 1A—Risk Factors—The Company may not achieve its underwritten internal rate of return on its investments which may lead to future returns that may be significantly lower than anticipated” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments shown in the table over time.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Capital Markets Activity (cont.)
Convertible Notes Offering
$143.75 million aggregate principal amount of 5.50% Convertible Senior Notes due 2019 (the “Notes”)
Initial conversion rate equals 55.3649 shares of common stock per $1,000 principal amount of Notes, which is equivalent to a conversion price of  $18.06 per share of common stock, representing a 10% conversion premium based upon the closing price of the Company’s common stock of $16.42 per share on March 11, 2014
Portfolio Summary
Total investments with an amortized cost of $844 million at March 31, 2014
Current weighted average underwritten IRR of approximately 12.6% and levered weighted average underwritten IRR of approximately 14.1% at March 31, 2014
(1)
Book Value Per Share
GAAP book value of $16.21 per share as of March 31, 2014
Fair value of $16.31 per share as of March 31, 2014
(2)
ARI – Q1 Highlights
(1)
The underwritten IRR for the investments shown in this presentation reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assuming that extension options are exercised and that the cost of borrowings under the Wells Facility remains constant over the remaining terms and extension terms under this facility.  With respect to certain loans, the underwritten IRR calculation assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, and assumes no defaults. IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. There can be no assurance that the actual IRRs will equal the underwritten IRRs shown above. See “Item 1A—Risk Factors—The Company may not achieve its underwritten internal rate of return on its investments which may lead to future returns that may be significantly lower than anticipated” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 for a discussion of some of the factors that could adversely impact the returns received by the
Company from the investments shown in the table over time.  In addition, substantially all of the Company’s borrowings under the Company’s master repurchase agreement with JP Morgan Chase Bank, N.A. (the “ JPMorgan Facility”) were repaid.  The Company's ability to achieve its underwritten levered weighted average IRR with regard to its portfolio of first mortgage loans is additionally dependent upon the Company re-borrowing approximately $88,000 under the JPMorgan Facility
or any replacement facility.   Without such re-borrowing, the levered weighted average underwritten IRRs would be the current weighted average underwritten IRR.
(2)
The Company carries loans at amortized cost and its CMBS are marked to market.  Management has estimated that the fair value of the Company’s financial assets at March 31, 2014 was approximately $3.7 million greater than the carrying value of the
Company’s investment portfolio as of the same date.  This represents a premium of $0.10 per share over the Company's GAAP book value as of  March 31, 2014.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Subsequent Events
First Mortgage Loan – Portfolio of Luxury Destination Club Residences
Mezzanine Loan – Pre-development of London Condominium
Commercial Mortgage Backed Securities (“CMBS”) Investment
$210 million fixed rate, five-year first mortgage loan secured by a portfolio of 229 single-family and condominium homes located across North and Central America, the Caribbean and England;
Simultaneously with closing, ARI syndicated $104 million of the first mortgage to other funds managed by affiliates of Apollo Global Management, LLC and retained a $106 million participation
Underwritten unlevered IRR
(1)
~ 8.2%; Underwritten levered IRR
(1)
~ 15%
$54.0 million (£32.1 million) fixed rate, nine-month mezzanine loan in connection with the purchase of an existing commercial building that is expected to be re-developed into a 173,000 salable square foot residential condominiums in Central London
Appraised LTV – 78%
Underwritten IRR
(1)
~ 12%
$24.7 million of equity deployed to acquire legacy CMBS originally rated AAA with an aggregate purchase price of $123.4 million and a weighted average life of 3.2 years
Financed using $98.7 million of borrowings under a new $100 million term repurchase facility
Underwritten IRR
(1)
~ 17%
(1)
The underwritten IRR for the investments shown in this presentation reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assuming that extension options are exercised and that the cost of borrowings under the Wells Facility remains constant over the remaining terms and extension terms under this facility.  With respect to certain loans, the underwritten IRR calculation assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, and assumes no defaults. IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. There can be no assurance that the actual IRRs will equal the underwritten IRRs shown above.  See “Item 1A—Risk Factors—The Company may not achieve its underwritten internal rate of return on its investments which may lead to future returns that may be significantly lower than anticipated” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments shown in the table over time.
Appraised Loan-to-Value (“LTV”) – 49%

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Portfolio Overview
Asset Type
($000s)
Amortized
Cost Borrowings
Equity
at Cost
(1)
Remaining
Weighted
Average Life
(years )
(2)
Current
Weighted
Average
Underwritten
IRR
(3)(4)
Levered
Weighted
Average
Underwritten
IRR
(3)(5)
First Mortgage Loans $         185,513 1.9 11.1% 18.8%
Subordinate Loans 484,979 - 484,979 3.7 13.1% 13.1%
CMBS 173,174 166,991 36,310 3.1 13.9% 13.9%
Investments at March 31, 2014 3.2  Years 12.6% 14.1%
As of  March 31, 2014.
(1)
Includes $30.1 million of restricted cash related to the UBS Facility.
(2)
Remaining Weighted Average Life assumes all extension options are exercised.
(3)
Borrowings under the JPMorgan Facility bear interest at LIBOR plus 250 basis points, or 2.7% at March 31, 2014. The IRR calculation further assumes the JPMorgan Facility or any replacement facility will remain available over the life of these investments.
(4)
The underwritten IRR for the investments shown in this table reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assuming that extension options are exercised and that the cost of borrowings under the Wells Facility remains constant over the remaining terms and extension terms under this facility.  With respect to certain loans, the underwritten IRR calculation assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, and assumes no defaults. IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. There can be no assurance that the actual IRRs will equal the underwritten IRRs shown in the table. See “Item 1A—Risk Factors—The Company may not achieve its underwritten internal rate of return on its investments which may lead to future returns that may be significantly lower than anticipated” included in the
Company’s Annual Report on Form 10-K for the year ended December 31, 2013 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments shown in the table over time
(5)
The Company's ability to achieve its underwritten levered weighted average IRR with regard to its portfolio of first mortgage loans is additionally dependent upon the Company re-borrowing approximately $88,000 in total under the JPMorgan Facility or any
replacement facility with similar terms.   Without such re-borrowing, the levered weighted average underwritten IRRs will be as indicated in the current weighted average underwritten IRR column above.
706,802 $
166,994 $
3
$
843,669
$
185,516 $

CMBS
21%
First Mortgages
22%
Subordinate
Loans
57%

CMBS
5%
First Mortgages
26%
Subordinate
Loans
69%

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Portfolio Overview
Diversified Investment Portfolio with Amortized Cost Basis of $844 million
Net Invested Equity at Amortized Cost Basis Gross Assets at Amortized Cost Basis

APOLLO

Industrial
5%
Securities
5%
Mixed
Use/Other(1)
10%
Healthcare
7%
Residential
40%
Office
15%
Hotel
18%

Southwest
5%
West
11%
New York City
45%
Midwest
11%
Mid-Atlantic
8%
Southeast
12%
Securities
5%
Northeast
(excluding NYC)
3%

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Portfolio Diversification
The portfolio is diversified by property type and geographic location
Geographic Diversification by Net Equity
Property Type by Net Equity
(1) Other category includes the subordinate financing on a ski resort

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Loan Portfolio - Maturity and Type
Fully Extended Loan Maturity Schedule ($000s)
(1)(2)
(1) Based upon Face Amount of Loans; Does not include CMBS.
(2) Maturities reflect the fully funded amounts of the loans.
Loan Position and Rate Type
(1)
54% Floating Rate/46% Fixed Rate
Senior Loan Fixed
13%
Subordinate Loan
Fixed
33%
Subordinate Loan
Floating
39%
Senior Loan
Floating
15%
$91.0
$200.0
$-
$8.8
$-
$0
$40
$80
$120
$160
$200
$240
2014 2015 2016 2017 2018 2019 2020 2021 2022 2023
$32.0
$30.3
$111.0
$101.2
$185.7

APOLLO

0%
10%
20%
30%
40%
50%
60%
70%

0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Loan Portfolio – Loan Level LTV (Through Last Invested Dollar)
First Mortgage Loans
Subordinate Financings
Description ($ in thousands) Location
Balance at
March 31, 2014
Starting
LTV
Ending
LTV
First Mortgage - Condo Conversion
(1)
New York 45,000 $               0% 29%
First Mortgage - Condo Conversion
(2)
New York 33,333 $               0% 29%
First Mortgage - Hotel New York  31,242 $               0% 41%
First Mortgage - Office New York 27,095 $               0% 35%
First Mortgage - Condo Development Maryland 25,000 $               0% 65%
First Mortgage - Hotel Maryland 24,853 $               0% 62%
Total 186,523 $
Description ($ in thousands) Location
Balance at
March 31, 2014
Starting
LTV
Ending
LTV
Subordinate - Condo Development New York 69,035 $               32% 46%
Subordinate - Office Portfolio Florida 50,000 $               73% 82%
Subordinate - Hotel Portfolio Various 48,271 $               52% 60%
Subordinate - Healthcare Portfolio Various 47,000 $               58% 64%
Subordinate - Multifamily Conversion New York 44,000 $               51% 78%
Subordinate - Ski Resort California 40,000 $               34% 54%
Subordinate - Condo Conversion
(1)
New York 35,000 $               29% 52%
Subordinate - Industrial Portfolio Various 32,000 $               66% 74%
Subordinate - Hotel Portfolio Minnesota 24,696 $               57% 68%
Subordinate - Mixed Use Pennsylvania 22,500 $               54% 69%
Subordinate - Multifamily Conversion New York 18,000 $               48% 60%
Subordinate - Multifamily/Condo/Hotel
(3)
Various 17,500 $               80% 90%
Subordinate - Office New York 14,000 $               61% 70%
Subordinate - Office Missouri 9,814 $                 60% 70%
Subordinate - Office Michigan 8,849 $                 42% 54%
Subordinate - Mixed Use North Carolina 6,525 $                 63% 76%
Subordinate - Condo Conversion
(2)
New York 297 $                    29% 55%
Total 487,487 $
(1)
Both loans are for the same property.
(2)
Both loans are for the same property.  The mezzanine loan ending LTV is based upon the committed amount of $29.4 million.
(3)
Ending LTV is based upon the committed amount of $19.5 million.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – CMBS Portfolio
Face Amortized Cost
Remaining Weighted
Average Life with
Extensions (years)
Estimated
Fair Value Debt
Net Equity
at Cost (1)
CMBS – Total $171,778 $173,174 3.1 Years $176,611 $166,991 $36,310
CMBS
CUSIP Description
07388YAB8 BSCMS 07-PW16 A2
61754KAC9 MSC 07-IQ14 A2
92978YAB6 WBCMT 07-C32 A2
61751NAD4 MSC 2007-HQ11 A31
92978TAB7 WBCMT 2007-C31 A2
CMBS
CUSIP Description
59025KAG7 MLMT 2007-C1 AM
22546BAH3 CSMC 2007-C5 AM
36159XAH3 GECMC 2007-C1 AM
46627QBC1 JMPCC 2006-CB15 AM
46631BAJ4 JPMCC 2007-LD11 AM
(1) Includes $30.1 million of restricted cash related to the UBS Facility.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Portfolio Metrics – Quarterly Migration Summary
Portfolio Metrics ($ in thousands)
Q1 2014 Q4 2013 Q3 2013 Q2 2013 Q1 2013
(Investment balances represent amortized cost)
First Mortgage Loans 185,516 $          161,099 $          160,893 $          143,492 $          142,833 $
Subordinate Loans 484,979            497,484            394,554            354,865            286,569
CMBS 173,174            190,178            218,019            165,553            188,824
CMBS - Hilton -                    -                    69,587               69,521               69,912
Total Investments 843,669 $          848,761 $          843,053 $          733,431 $          688,138 $
(Investment balances represent net equity, at cost)
First Mortgage Loans 185,513 $          140,716 $          160,890 $          143,489 $          142,830 $
Subordinate Loans 484,979            497,484            394,554            354,865            286,569
CMBS 36,310
(2)
38,655
(2)
36,760
(2)
21,353               24,620
CMBS - Hilton -                    -                    23,049               22,412               22,175
Net Equity in Investments at Cost 706,802 $          676,855 $          615,253 $          542,119 $          476,194 $
Levered Weighted Average Underwritten IRR
(1)
14.1%
(3)
14.1%
(3)
13.9%
(3)
14.2%
(3)
14.2%
(3)
Weighted Average Duration 3.2 Years 3.3 Years 3.0 Years 3.0 Years 3.0 Years
Loan Portfolio Weighted Average Ending LTV
(4)
58.0% 58.0% 55.0% 56.0% 53.6%
Borrowings under repurchase agreements 166,994 $          202,033 $          227,167 $          191,312 $          211,944 $
Convertible senior notes 139,163 $          - $                 - $                 - $                 - $
(1)
The underwritten  IRR for the investments shown in this presentation reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assuming that extension options are exercised and that the cost of borrowings under the Wells Facility remains constant over the remaining terms and extension terms under this facility.  With respect to certain loans, the underwritten IRR calculation assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, and assumes no defaults. IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. There can be no assurance that the actual IRRs will equal the underwritten IRRs shown in the table. See “Item 1A—Risk Factors—The Company may not achieve its underwritten internal rate of return on its investments which may lead to future returns that may be significantly lower than anticipated” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments shown in the table over time
(2)
Includes $15.8 million of restricted cash related to the UBS Facility and $16.4 million of future borrowings related to unsettled trades at September 30, 2013 and $30.1 million of restricted cash related to the UBS Facility at December 31, 2013 and March 31, 2014, respectively.
(3)
Represents an underwritten levered weighted average IRR.  The Company's ability to achieve the underwritten levered weighted average IRR additionally depends upon the Company re-borrowing approximately $88,000 under the JPMorgan Facility or any replacement facility with similar
terms with regard to its portfolio of first mortgage loans.   Without such re-borrowing, the levered weighted average underwritten IRR will be lower than the amount shown above, as indicated in the current weighted average underwritten IRR column on page 9.
(4)
Does not include CMBS.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI had total borrowings outstanding of $167 million at March 31, 2014:
ARI’s borrowings had the following remaining maturities at March 31, 2014:
Financing Overview
Facility ($000s) Debt Balance
Weighted Average
Remaining
Maturity
(1)
Cost of Funds
Wells Facility $ 33,092 0.9 years 1.0%
UBS Facility 133,899 4.5 years 2.8%
JPMorgan Facility 3 0.8 years 2.7%
Total Borrowings at March 31, 2014 $ 166,994 3.8 years 2.4%
Facility ($000s) Less than 1 year 1 to 3 years 3 to 5 years Total
Wells Facility $ 33,092 $  - $ - $ 33,092
UBS Facility
(1)
- 5,004 128,895 $ 133,899
JPMorgan Facility 3 - - $ 3
Total Borrowings at March 31, 2014 $ 33,095 $ 5,004 $ 128,895 $ 166,994
(1) Assumes extension options on the UBS Facility are exercised.

17 COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”) Financials

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Consolidated Balance Sheets (Unaudited)
(in thousands—except share and per share data)
March 31, 2014 December 31, 2013
Assets:
Cash 126,473 $                  20,096 $
Restricted cash 30,127                      30,127
Securities available-for-sale, at estimated fair value 25,477                      33,362
Securities, at estimated fair value 151,134                    158,086
Commercial mortgage loans, held for investment 185,516                    161,099
Subordinate loans, held for investment 484,979                    497,484
Interest receivable 6,220                        6,022
Deferred financing costs, net 5,135                        628
Other assets 550                          600
Total Assets 1,015,611 $               907,504 $
Liabilities and Stockholders' Equity
Liabilities:
Borrowings under repurchase agreements 166,994 $                  202,033 $
Convertible senior notes, net 139,163                    -
Accounts payable and accrued expenses 2,289                        2,660
Payable to related party 2,565                        2,628
Dividends payable 16,688                      17,227
Total Liabilities 327,699                    224,548
Stockholders' Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized and 3,450,000 shares issued and outstanding in 2013
and 2012 35                            35
Common stock, $0.01 par value, 450,000,000 shares authorized 37,125,475 and 36,888,467 shares issued and
outstanding in 2014 and 2013, respectively 371                          369
Additional paid-in-capital 701,797                    697,610
Retained earnings (accumulated deficit) (13,404)                     (14,188)
Accumulated other comprehensive loss (887)                         (870)
Total Stockholders' Equity 687,912                    682,956
Total Liabilities and Stockholders' Equity 1,015,611 $               907,504 $

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Consolidated Statement of Operations (Unaudited)
March 31, 2014 March 31, 2013
Net interest income:
Interest income from securities 2,419 $                3,087 $
Interest income from commercial mortgage loans 4,011                   3,592
Interest income from subordinate loans 14,730                 11,454
Interest income from repurchase agreements -                      2
Interest expense (1,757)                 (1,068)
Net interest income 19,403              17,067
Operating expenses:
General and administrative expenses (includes $426 and $883 of
equity-based compensation in 2014 and in 2013, respectively) (1,442)                 (1,895)
Management fees to related party (2,565)                 (2,160)
Total operating expenses (4,007)                (4,055)
Unrealized gain (loss) on securities 2,184                   (1,080)
Loss on derivative instruments (includes $72 of unrealized gains in
2013) -                      -
Net income 17,580 $           11,932 $
Preferred dividends (1,860)                 (1,860)
Net income available to common stockholders 15,720 $           10,072 $
Basic and diluted net income per share of common stock    0.42 $                 0.33 $
Basic weighted average shares of common stock outstanding 37,122,842          30,105,939
Diluted weighted average shares of common stock outstanding 37,341,050          30,480,689
Dividend declared per share of common stock 0.40 $                 0.40 $
Three months ended

Reconciliation of Operating Earnings to Net Income

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
March 31, 2014
Earnings Per Share
(Diluted) March 31, 2013
Earnings Per Share
(Diluted)
Operating Earnings:
Net income available to common stockholders $15,720 $0.42 $10,072 $0.33
Adjustments:
Unrealized (gain)/loss on securities (2,184) (0.06) 1,080 0.04
Unrealized gain on derivative instruments
- -
(72)
-
Equity-based compensation expense 426 0.01 883 0.02
Amortization of convertible notes related to equity reclassification 29 - -
-
Total adjustments: (1,729) (0.05) 1,891 0.06
Operating Earnings 13,991 $0.37 $11,963 $0.39
Basic weighted average shares of common stock outstanding 37,122,842 30,105,939
Diluted weighted average shares of common stock outstanding 37,341,050 30,480,689
Three Months Ended

Financial Metrics – Quarterly Migration Summary
COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)

(1)
Operating Earnings is a non-GAAP financial measure that is used by the Company to approximate cash available for distribution and is defined by the Company as net income available to common stockholders, computed in accordance with
GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding) (ii) any unrealized gains or losses or other non-cash items included in net income and (iii) the non-cash amortization expense related to the reclassification of a portion of the senior convertible notes to stockholders’ equity in accordance with GAAP.  Please see slide 20 for a reconciliation of Operating Earnings and Operating Earnings per Share to GAAP net income and GAAP net income per share.
(2)
The Company carries loans at amortized cost and its CMBS securities are marked to market.  Management estimates the fair value of the Company’s financial assets.
(3)
Return on common equity is calculated as annualized Operating Earnings for the period as a percentage of average stockholders’ equity for the period.
Financial Metrics
($ in thousands, except per share data)
Q1 2014 Q4 2013 Q3 2013 Q2 2013 Q1 2013
Net Interest Income 19,403 $          20,020 $          18,786 $          17,233 $          17,067 $
Management Fee 2,565 2,627 2,625 2,600 2,160
General and Administrative Costs 1,016 1,046 1,009 1,009 1,012
Non-Cash Stock Based Compensation 426 1,392 784 428 883
Net Income Available to Common Stockholders 15,720 $          14,004 $          11,041 $          9,929 $            10,072 $
GAAP Diluted EPS 0.42 $               0.37 $               0.29 $              0.27 $               0.33 $
Operating Earnings
(1)
13,991 $          14,488 $          13,272 $          11,721 $          11,963 $
Operating EPS
(1)
0.37 $               0.39 $               0.35 $              0.31 $               0.39 $
Distributions Declared to Common Stockholders 0.40 $               0.40 $               0.40 $              0.40 $               0.40 $
GAAP Book Value per Common Share 16.21 $            16.18 $            16.18 $           16.26 $            16.41 $
Fair Value per Common Share
(2)
16.31 $            16.42 $            16.44 $           16.55 $            16.71 $
Total Stockholders' Equity 687,912 $         682,956 $         682,887 $        685,994 $         691,185 $
Diluted weighted average shares of common stock outstanding
37,341,050 37,390,369 37,379,469 37,373,885 30,105,939
9.4% 9.7% 8.9% 7.8% 9.6%
Return on Common Equity Based on Operating Earnings
(3)